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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                              -------------------
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 17, 2006


                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                    0-8176                    95-1840947
(State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                          Identification No.)

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA                                                 90017-3782
(Address of principal executive offices)                        (Zip Code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

                              -------------------

             (Former name, former address and former fiscal year, if
                        changed since last report date)

                              -------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 8.01  Other Events


On May 17, 2006 the Company issued a press release announcing a quarterly common share cash dividend of $0.0524 per share. The Company's Board of Directors also declared a quarterly cash dividend of $0.65625 per share of Series A preferred stock. The cash dividends will be paid on July 20, 2006, to stockholders of record on June 30, 2006.

The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.0.



Item 9.01  Financial Statements and Exhibits

(c)      Exhibits


Exhibit
  No.                                    Description
--------     -------------------------------------------------------------------
99.1         Press release dated May 17, 2006, announcing quarterly cash dividend.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       SOUTHWEST WATER COMPANY
                                       (Registrant)

                                       By:   /s/ Cheryl L. Clary
                                             -----------------------------------
                                             Name: Cheryl L. Clary
                                             Title: Chief Financial Officer

Date: May 17, 2006

                                 Exhibit Index


Exhibit
  No.                                    Description
--------     -------------------------------------------------------------------
99.1         Press release dated May 17, 2006, announcing quarterly cash dividend.